Taxation (Deferred Tax Assets and Liabilities, Significant Components of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating loss from operations	$ 321,230	$ 291,380
Accrued bonus and commissions	4,724	9,101
Intangible assets transfer	337	485
Others	9,938	7,489
Total deferred tax assets	336,229	308,455
Less: Valuation allowance	(320,589)	(289,097)	$ (326,755)	$ (283,711)
Net deferred tax assets	15,640	19,358
Deferred tax liabilities
Withholding tax for dividend	(239,013)	(237,116)
Others	(8,800)	(12,049)
Total deferred tax liabilities	$ (247,813)	$ (249,165)